UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Directors; Appointment of Certain Officers.

Director Departures

On September 30, 2022, Jeffrey Diermeier and Lawrence Kochard notified Janus Henderson Group plc (the “Company”) of their resignations from the Company’s Board of Directors (the “Board”), effective November 3, 2022, and Richard Gillingwater notified the Company of his resignation from the Board, effective December 31, 2022. These resignations were not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Election of New Directors

On September 30, 2022, the Board elected John Cassaday, Alison Quirk and Anne Sheehan as Directors (the “New Directors”), effective November 3, 2022. The Board determined that each of the New Directors is independent as defined by the New York Stock Exchange listing standards. The New Directors do not have any material relationships with the Company and there are no transactions between the New Directors and the Company that would be required to be reported under Item 404(a) of Regulation S-K. There is also no arrangement or understanding between the New Directors and the Company pursuant to which any of the New Directors were selected as a Director. The New Directors will receive compensation generally consistent with that received by non-executive Directors, as described in the Company’s most recent Proxy Statement for the 2022 Annual General Meeting of Shareholders, as may be modified by the Board for all non-executive Directors, from time to time.

Item 7.01 Regulation FD Disclosure.

On September 30, 2022, the Company issued a press release announcing the appointment of the New Directors and the resignations of Messrs. Diermeier, Gillingwater and Kochard. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Chief Financial Officer

Date: September 30, 2022